BBH TRUST
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BBH International Equity Fund
class n shares (“bbhex”)
class i shares (“bbhlx”)
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SUPPLEMENT DATED DECEMBER 22, 2016
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 29, 2016

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”) dated February 29, 2016.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.
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As of February 24, 2017 (“Effective Date”), Class N Shares of the Fund will no longer be offered.  Class N Shares of the Fund will be redesignated and renamed “Class I Shares.” As such, except where such disclosure is required, all references to “Class N” Shares of the Fund will be removed from the SAI. The second sentence in the introduction paragraph of the SAI will be deleted in its entirety and replaced with the following:

The Fund currently offers one class of shares designated as Class I shares.

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As of the Effective Date, Select Equity Group, L.P. (“Select Equity Group”) will commence as the investment sub-adviser to the BBH International Equity Fund. As of the Effective Date, Walter Scott & Partners Limited (“Walter Scott”) and Mondrian Investment Partners Limited (“Mondrian”) will no longer serve as the investment sub-advisers of the BBH International Equity Fund.  As such, except where such disclosure is required, all references to Walter Scott and Mondrian will be removed from the SAI.

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As of the Effective Date, the first four paragraphs of the “Description of the Fund’s Strategies and Investments” section on page 4 of the SAI will be deleted in their entirety and replaced with the following:

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes, are invested in equity securities of companies in the developed and emerging markets of the world, excluding the United States. Developed markets are those markets included in the Morgan Stanley Capital International—Europe, Australia, and Far East Index (“MSCI-EAFE”) and Canada.  The Fund may invest up to 35% of its assets, at the time of purchase, in emerging markets of the world.

The Fund is a diversified fund and as such intends to meet the diversification requirements of the 1940 Act.  Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.  As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

●	As of the Effective Date, the “Description of the Fund’s Strategies and Investments” section beginning on page 4 of the SAI will be supplemented with the following:

Smaller Cap Company Risk:

There is no limitation on the size or operating experience of the companies in which the Fund may invest.  Because the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller cap companies (mid cap and small cap companies). Investments in smaller companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investment in larger, more established companies. Some small companies may be small participants in their industries, may face intense competition from larger companies and typically entail a greater risk than investment in larger companies.  The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. As a result, the share price changes may be more sudden or erratic than the prices of other securities, especially over the short term. These risks are higher for small cap companies.

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As of the Effective Date, the first paragraph of the “Emerging Market Securities” subsection of the “Description of the Fund’s Strategies and Investments” section on page 6 of the SAI will be deleted in its entirety and replaced with the following:

The Fund may invest up to 35% of its net assets in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Investment Adviser and/or the Sub-adviser (as defined below) has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The Investment Adviser and/or the Sub-adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

●	As of the Effective Date, the “Foreign Currency Transactions” subsection of the “Hedging Strategies” subsection beginning on page 7 of the SAI will be replaced in its entirety with the following:

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Fund also has authority to enter into forward and/or futures foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward and/or futures foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser and/or the Sub-adviser.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward and/or futures position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward and/or futures contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward and/or futures contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets.

While the Fund will enter into forward and/or futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward and/or futures currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward and/or futures foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

If the Fund enters into a forward and/or futures contract to purchase foreign currency, the Fund’s custodian, the Investment Adviser and/or the Sub-adviser will segregate liquid assets.

●	As of the Effective Date, the “Risks Associated with Futures” subsection of the “Hedging Strategies” subsection beginning on page 10 of the SAI will be supplemented with the following:

Derivatives. Subject to the limitations of the 1940 Act, the Fund may purchase derivatives or enter into derivative transactions (“Derivatives”). Derivatives are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance. If the Fund invests in Derivatives at inopportune times or the Sub-adviser judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Swaps.  Subject to the limitations of the 1940 Act, the Fund reserves the right to utilize swaps. A swap is a contract under which two parties agree to make periodic payments to each other on the basis of the value of a security, specified interest rates, an index or the value of some other instrument, applied to a stated or “notional” amount. Engaging in swaps entails certain risks. The Fund will be subject to the risk of counterparty default on its swaps. Since swaps do not generally involve the delivery of underlying assets or principal, any loss would likely be limited to the net amount of payments required by the contract. However, in some swap transactions, the counterparty may require the Fund to deposit collateral to support its obligation under the swap agreement. If the counterparty to the swap defaults, the Fund would lose the net amount of payments that it is contractually entitled to receive, as well as any collateral deposits made with the counterparty. Swaps expose the Fund to the credit risk of the counterparties with which it deals, which exposure and risk at times may be substantial. Non-performance by counterparties of the obligations or contracts underlying the swaps could expose the Fund to losses, whether or not the transaction itself was profitable. Such “counterparty risk” is present in all swaps and is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Swaps may expose the Fund to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”) certain swaps and other over-the-counter (“OTC”) derivatives, as discussed further below, that were previously executed on a bilateral basis are now required to be traded on a regulated swap exchange or execution facility.  It is expected that the CFTC and the SEC will require the execution on a regulated market of additional OTC derivatives transactions in the future.  Such requirements may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions.  They may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement.  Swaps and other transactions in OTC derivatives that are not required to be executed on a regulated market may involve other risks as well, as there is no exchange market on which to close out an open position.  It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

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As of the Effective Date, the “Diversification” sub-section of the “Fundamental Investment Policies” subsection of the “Investment Policies” section of the SAI on page 15 will be deleted in its entirety and replaced with the following:

Diversification

The Fund is classified as “diversified” for purposes of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.  As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer.

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As of the Effective Date, the second paragraph of the “Investment Advisory and Administrative Services” section of the SAI beginning on page 26 will be deleted in its entirety and replaced with the following:

The Investment Adviser employs a “manager-of-managers” investment approach, whereby it allocates the Fund’s assets to the Fund’s Sub-adviser currently, Select Equity Group, L.P. (“Select Equity Group” or the “Sub-adviser”). The Sub-adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. Subject to the supervision of the Board, the Investment Adviser oversees the Sub-adviser and evaluates its results. The Investment Adviser reviews portfolio performance, characteristics and departures of key personnel of the Sub-adviser.    The Sub-adviser will be primarily responsible for the day-to-day management of the Fund's portfolio, including purchases and sales of individual securities.  However, the Investment Adviser may also manage a portion the Fund’s assets according to the Fund’s principal investment strategies.

●	As of the Effective Date, the ninth paragraph of the “Investment Advisory and Administrative Services” section of the SAI on page 27 will be deleted in its entirety and replaced with the following:

For the past three fiscal years ended October 31, 2016, the fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal to 0.80% for the first $1 billion and 0.70% for amounts over $1 billion of the average daily net assets of the Fund.  Effective February 24, 2017, the fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal 0.65% for the first $3 billion and 0.60% for amounts over $3 billion of the average daily net assets of the Fund.

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As of the Effective Date, the following paragraph will be inserted at the end of the “Investment Advisory and Administrative Services” section of the SAI on page 28 will be deleted in its entirety and replaced with the following:

Effective February 24, 2017, the Investment Adviser will pay a sub-advisory fee to Select Equity Group out of its own assets at the rate of 0.65% of the average daily net assets managed by Select Equity Group less than or equal to $3 billion and 0.60% of the average daily net assets managed by the Sub-adviser greater than $3 billion.  For purposes of calculating the sub-advisory fee to the Sub-adviser, the assets managed by the Sub-adviser will be determined based on the combined average daily net assets of the Fund, a Cayman investment trust and such other funds or accounts managed by the Sub-adviser as the Investment Adviser and the Sub-adviser may agree to from time to time.  The Fund is not responsible for paying any portion of the sub-advisory fee to the Sub-adviser. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund.  The Sub-adviser shall calculate the sub-advisory fee which shall be accrued daily and payable by the Investment Adviser monthly within 10 business days following receipt of an invoice from the Sub-adviser.

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As of the Effective Date, the “Portfolio Manager Information” sub-section of the Investment Advisory and Administrative Services section of the SAI on page 28 will be deleted in its entirety and replaced with the following:

Portfolio Manager Information

Select Equity Group, L.P.

The senior members of the team are:

Chad Clark

Mr. Clark joined Select Equity Group in August 2010. He oversees Select Equity Group’s international strategies. Mr. Clark is a member of Select Equity Group’s Management Committee. Prior to joining Select Equity Group, Mr. Clark spent 14 years at Harris Associates, where he was a Partner and co-managed the Oakmark International Small Cap Fund and Harris International Value L.P. Prior to Harris Associates, he was an Analyst in Corporate Finance at William Blair & Company. Mr. Clark is a CFA® charterholder. Mr. Clark received a B.S. from Carnegie Mellon University (summa cum laude).

Brian Vollmer

Mr. Vollmer began at Select Equity Group as an intern in 2005 and joined Select Equity Group full time in August 2006. Prior to joining Select Equity Group, Mr. Vollmer worked as a private equity Investment Analyst for Hicks, Muse, Tate & Furst. Prior to Hicks, Muse, Tate & Furst, he worked in the Investment Banking Division at Goldman Sachs. Mr. Vollmer received a B.S. from the University of Virginia (with distinction) and an M.B.A. from the Stanford Graduate School of Business, where he graduated as an Arjay Miller Scholar.

Matthew Pickering

Mr. Pickering joined Select Equity Group in December 2010. Prior to joining Select Equity Group, Mr. Pickering was an Analyst with Harris Associates for four years. Prior to Harris Associates, he worked for six years as an Analyst and Associate Portfolio Manager with Institutional Capital. Mr. Pickering is a CFA® charterholder. Mr. Pickering received a B.S. from Miami University (magna cum laude).

Jonathan Allen

Mr. Allen joined Select Equity Group in April 2010. Prior to joining Select Equity Group, Mr. Allen was a Principal, Portfolio Manager and Analyst with Clay Finlay for 16 years. Mr. Allen is a CFA® charterholder. Mr. Allen received a B.A. from the University of Pennsylvania.

Loren Lewallen

Mr. Lewallen began at Select Equity Group as an intern in 2006 and joined the Firm full time in September 2007. Mr. Lewallen is a CFA® charterholder. Mr. Lewallen received a B.A. from Columbia University (magna cum laude).

Other Accounts Managed by Select Equity Group Investment Team*	Total Number of Other Accounts Managed/Total Assets (in USD millions)**
Registered Investment Companies	0/$0
Other Pooled Investment Vehicles	8/$2,724 million
Other Accounts	12/$5,362 million
* Information as of December 6, 2016.
 ** All funds managed, or advised upon, by Select Equity Group are done so by the investment team.  This team-based approach is integral to Select Equity Group’s investment approach.

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As of the Effective Date, the “Description of Potential Material Conflicts of Interest – Walter Scott” and “Description of Potential Material Conflicts of Interest – Mondrian” sub-sections of the “Investment Advisory and Administrative Services” section of the SAI beginning on page 31 will be deleted in its entirety and replaced with the following:

Description of Potential Material Conflicts of Interest – Select Equity Group, L.P.

The investment activities of Select Equity Group, its principals, or any of their employees or affiliates (collectively, the “Affiliated Group”) for their own accounts and other accounts they manage (each, an “Affiliated Group Account”) may give rise to conflicts of interest that may disadvantage the Fund.  For example, the members of the Affiliated Group are not precluded from acquiring or possessing an interest, directly or indirectly, in any present or future investments which would be permissible or desirable for the Fund or are currently held or owned by the Fund.  The Affiliated Group may act as investment adviser to other clients, as a broker or a finder or as a director, officer or employee of, or consultant to any corporation, a trustee to any trust, a limited partner or general partner in any partnership, or an administrative official of any business entity.  Members of the Affiliated Group may receive compensation for such services and participate in profits derived from the investments of any such corporation, trust, partnership or other business entity.

Subject to applicable law, the Affiliated Group may also enter into transactions with one or more companies held in the portfolio of the Fund for clients of the Affiliated Group, which transactions may present additional conflicts of interest.

None of Select Equity Group, its portfolio manager(s) or their affiliates is required to devote its or his full business time to the Fund, and they will each devote such time as may, in their sole discretion, be advisable.  Because Select Equity Group manages multiple clients, conflicts of interest may arise in allocating management time, services or functions of the Select Equity Group.  In addition, Select Equity Group, its portfolio manager(s) or their respective affiliates may form additional investment funds (whether with similar or different investment mandates, return objectives and/or other terms, risk profiles, fee structures and characteristics), enter into other investment advisory relationships and engage in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of Select Equity Group, its portfolio manager(s) or their respective affiliates.  Any of such accounts or Affiliated Group Accounts may pay different fees or trade with different amounts of leverage than the Fund.  Thus, Select Equity Group, its portfolio manager(s) or their respective affiliates may have income or other incentives to favor such other accounts over the Fund.

Investment decisions are made for the Fund and Affiliated Group Accounts in light of relevant investment considerations.  However, the Affiliated Group may give advice and take action with respect to any current or future client account or Affiliated Group Account that may compete or conflict with the advice Select Equity Group may give to the Fund, including with respect to the timing or nature of actions relating to certain investments.  Moreover, the results of the investment activities of the Fund may differ significantly from the results achieved by Select Equity Group for an Affiliated Group Account.

When it is determined that it would be appropriate for the Fund and one or more Affiliated Group Accounts to participate in an investment opportunity, Select Equity Group will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as Select Equity Group considers appropriate, which may include the relative amounts of capital available for new investments, relative exposure to short-term market trends, and the investment programs and portfolio positions of the Fund and the Affiliated Group Accounts for which participation is appropriate.  In certain instances, simultaneous transactions will occur.  Purchases and sales are then allocated as to amount so that no account will be treated unfairly.  While in some cases this could have a detrimental effect upon the price or value of a security for a particular account, or upon its ability to complete an entire order, in other cases coordination and the ability to participate in volume transactions will be beneficial to the account.  Subject to best execution principles, Select Equity Group will not be required or deemed to have the duty to obtain the lowest brokerage or commission rates or combine or arrange orders to obtain the lowest brokerage commission rates on Fund brokerage business.

Select Equity Group may pursue investment opportunities that it believes to be appropriate for the Fund and an Affiliated Group Account at different or overlapping levels of the issuer’s capital structure (e.g. the Fund may invest in the publicly traded equity of an issuer in which an Affiliated Group Account holds a debt interest).  Other clients of Select Equity Group and/or an Affiliated Group Account may own securities or obligations of an issuer that are senior to, or have interests different from or adverse to, the securities or obligations of such issuer that are acquired by the Fund.  Any such investments may raise potential conflicts of interests between the Fund and such other Affiliated Group Accounts.

Other present and future activities of Select Equity Group and its affiliates may give rise to additional conflicts of interest.  For example, Select Equity Group and its affiliates may expand the range of services that they provide or enter into a new line of business over time.  The Select Equity Group and its affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein.  While none of Select Equity Group, or its partners, officers, employees or affiliates is obligated to resolve any conflicts in favor of the Fund, Select Equity Group will endeavor to ensure that any conflict of interest is resolved fairly.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.